Jorge Andrade
Chief Financial Officer Exhibit 32.01

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jorge Andrade, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fresh Start Private Management, Inc. on Form 10-Q for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Fresh Start Private Management, Inc..

	By:	/s/ JORGE ANDRADE
Date: August 14, 2012	Name:	Jorge Andrade
	Title:	Chief Executive Officer

I, Jorge Andrade, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Fresh Start Private Management, Inc. on Form 10-Q for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Fresh Start Private Management, Inc..

	By:	/s/ JORGE ANDRADE
Date: August 14, 2012	Name:	Jorge Andrade
	Title:	Chief Financial Officer